UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                  ________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              May 1, 2014
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


Delaware                         1-8729                      38-0387840
_________________________________________________________________________
(State or Other           (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                               801 Lakeview Dr.
                                  Suite 100
                      Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 2, 2014, the Company filed a Certificate of Elimination with the Secretary of State of Delaware effecting the elimination of the Certificate of Designations, Preferences and Rights of the Company's 6.25% Mandatory Convertible Preferred Stock, Series A (the "Mandatory Convertible Preferred Stock"). As of May 2, 2014, no shares of Mandatory Convertible Preferred Stock were outstanding.

The Certificate of Elimination is attached to this report as Exhibit 3.1 and is incorporated by reference herein.


Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The Company's 2014 annual meeting of stockholders (the "Annual Meeting") was held on May 1, 2014.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) Election of Directors as follows:

Name            Votes For       Votes        Abstentions     Broker Non-
                                Against                        Votes
-------------------------------------------------------------------------
Jared L. Cohon  33,415,700      439,803         118,935       7,984,238

J. Edward
Coleman         32,938,937      873,190         162,311       7,984,238

Alison Davis    33,274,781      584,684         114,973       7,984,238

Nathaniel A.
Davis           32,588,243    1,265,229         120,966       7,984,238

Denise K.
Fletcher        32,692,933    1,152,534         128,971       7,984,238

Leslie F.
Kenne           33,198,107      646,719         129,612       7,984,238

Lee D. Roberts  33,050,734      804,637         119,067       7,984,238

Paul E. Weaver  33,414,932      442,915         116,591       7,984,238


   (2) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2014 - 41,680,757 votes for; 127,039 votes against; 150,880 abstentions.

   (3) An advisory vote on executive compensation - 32,931,097 votes for; 849,953 votes against; 193,388 abstentions; 7,984,238 broker non-votes.



Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibit is being filed herewith:

    3.1 Certificate of Elimination filed with the Secretary of State of the State of Delaware on May 2, 2014.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNISYS CORPORATION


Date: May 2, 2013                          By: /s/ Gerald P. Kenney
                                                    ---------------------
                                                   Gerald P. Kenney
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Secretary

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------
3.1 Certificate of Elimination filed with the Secretary of State of the State of Delaware on May 2, 2014.